UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 2, 2005

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	1-32258 (Commission File Number)	20-0546644 (IRS Employer Identification No.)

401 North Main Street,
Winston-Salem, NC 27102-2990
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 336-741-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Ex-10.1
Ex-10.2
Ex-10.3
Ex-99.1

ITEM 1.01 Entry into a Material Definitive Agreement.

On May 2, 2005, R.J. Reynolds Tobacco Company, a wholly owned subsidiary of Reynolds American Inc. and referred to as RJR Tobacco, and RJR Packaging, LLC, a wholly owned subsidiary of RJR Tobacco and referred to as RJR Packaging, consummated the sale of the assets and business of RJR Packaging to five packaging companies. The aggregate cash consideration paid by the buyers in the transaction was $48.2 million. A copy of a press release issued by RJR Tobacco announcing the closing of the sale is attached to this Report as Exhibit 99.1.

Also on May 2, 2005, in connection with the closing of the above transaction, RJR Tobacco entered into agreements with four of the five buyers, pursuant to which such buyers will supply RJR Tobacco with certain of its tobacco packaging materials requirements. The four buyers with whom RJR Tobacco entered into supply agreements and the products they will supply are:

•	Alcan Packaging Food and Tobacco Inc. — printed packaging, including cartons, boxes and labels;

•	Alcoa Flexible Packaging, LLC — cigarette foil and inner frame;

•	Mundet Inc. — tipping and low-ignition propensity paper; and

•	Southern Graphic Systems, Inc. — cylinder engraving and prepress services.

The term of the supply agreement with Alcan Packaging Food and Tobacco Inc. is nine years and the term of the remaining supply agreements is seven years, subject in each case to the other terms and conditions of the agreements. The other buyer in the transaction was Oracle Flexible Packaging, Inc., referred to as Oracle, which purchased the external or non-RJR Tobacco part of RJR Packaging’s business. RJR Tobacco did not enter into a supply agreement with Oracle, but Oracle will serve as a subcontractor for certain of each supplier’s obligations to RJR Tobacco during a post-closing transition period. A copy of RJR Tobacco’s supply agreement with each of Alcan Packaging Food and Tobacco Inc., Alcoa Flexible Packaging, LLC and Mundet Inc. is attached to this Report as Exhibits 10.1, 10.2 and 10.3, respectively.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Number	Exhibit
10.1	Supply Agreement, dated May 2, 2005, by and between R.J. Reynolds Tobacco Company and Alcan Packaging Food and Tobacco Inc.

10.2	Supply Agreement, dated May 2, 2005, by and between R.J. Reynolds Tobacco Company and Alcoa Flexible Packaging, LLC.

10.3	Supply Agreement, dated May 2, 2005, by and between R.J. Reynolds Tobacco Company and Mundet Inc.

99.1	Press Release, dated May 2, 2005, from R.J. Reynolds Tobacco Company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

	By:	/s/ McDara P. Folan, III

Name: McDara P. Folan, III
Title: Senior Vice President, Deputy General Counsel and Secretary

Date: May 5, 2005

INDEX TO EXHIBITS

Number	Exhibit
10.1	Supply Agreement, dated May 2, 2005, by and between R.J. Reynolds Tobacco Company and Alcan Packaging Food and Tobacco Inc.

10.2	Supply Agreement, dated May 2, 2005, by and between R.J. Reynolds Tobacco Company and Alcoa Flexible Packaging, LLC.

10.3	Supply Agreement, dated May 2, 2005, by and between R.J. Reynolds Tobacco Company and Mundet Inc.

99.1	Press Release, dated May 2, 2005, from R.J. Reynolds Tobacco Company.